UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 16, 2026
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2026, G. Gregg Krug informed Matador Resources Company (the “Company”) of his decision to retire, at the age of 65, from his role as Executive Vice President - Marketing and Midstream Strategy of the Company effective February 28, 2026. Upon his retirement, Mr. Krug will transition to a role of Special Advisor to the Company’s Chief Executive Officer and Executive Committee. The Company thanks Mr. Krug for his many contributions to the Company and his friendship during his nearly 14 years at the Company and, in particular, for his role in building the Company’s midstream business. The Company wishes him well in his retirement and looks forward to him continuing as a shareholder, advisor and a friend.

In connection with his transition to a Special Advisor role, on January 21, 2026, Mr. Krug entered into an Advisor Agreement (the “Advisor Agreement”) with a subsidiary of the Company, which agreement will be effective simultaneously with Mr. Krug’s retirement on February 28, 2026 and has a term expiring on December 31, 2026, subject to month-to-month extensions thereafter. Mr. Krug will report to the Chief Executive Officer and Executive Committee of the Company and provide certain services as outlined in the Advisor Agreement. The Advisor Agreement provides for a monthly fee of $1,000 and includes confidentiality, non-competition and non-solicitation covenants. The foregoing description of the Advisor Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Advisor Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Advisor Agreement between MRC Energy Company and G. Gregg Krug, effective February 28, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: January 23, 2026	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Co-President